UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07561

Name of Fund:  Merrill Lynch Global Value Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Global Value Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton,
       NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 -   Report to Stockholders


Semi-Annual Report
June 30, 2006


Merrill Lynch
Global Value Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Global Value Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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Merrill Lynch Global Value Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.



Portfolio Information as of June 30, 2006


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

American Home Mortgage Investment Corp.           2.4%
New Century Financial Corp.                       1.8
Accredited Home Lenders Holding Co.               1.4
Hynix Semiconductor Inc.                          1.4
Meritz Fire & Marine Insurance Co. Ltd.           1.4
Petro-Canada                                      1.1
Fremont General Corp.                             1.0
RenaissanceRe Holdings Ltd.                       1.0
Frontier Oil Corp.                                0.9
Singapore Telecommunications Ltd.                 0.9



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

North America                                     46.2%
Pacific Basin/Asia                                21.5
Europe                                            18.5
Latin America                                      1.1
Africa                                             1.0
Middle East                                        0.2
Other*                                            11.5

 * Includes portfolio holdings in short-term investments and options.



                                               Percent of
Five Largest Industries                        Net Assets

Oil, Gas & Consumable Fuels                      10.4%
Real Estate Investment Trusts (REITs)             5.7
Energy Equipment & Services                       4.8
Insurance                                         4.8
Pharmaceuticals                                   4.5


   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



A Letter From the President


Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager - BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs - each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers



 * $1.047 trillion in assets under management as of June 30, 2006. Data, including assets under management, are as of June 30, 2006.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



A Discussion With Your Fund's Portfolio Managers


The Fund continues to have significant exposure to energy stocks, South Korean technology stocks and U.S. homebuilders, which we believe will provide healthy returns going forward.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +4.74%, +4.29%, +4.30%, +4.82% and +4.60%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, returned +6.06%.

After a strong first quarter for equities, particularly in Europe and the United States, markets experienced a correction toward the end of the six-month period that eroded some of the earlier gains. The global decline in stocks was largely triggered by investor concerns over the possibility of further interest rate increases by the U.S. Federal Reserve Board (the Fed), but Japanese and European interest rates also appeared ready to rise. In our view, rising interest rates come as no surprise considering the strong economic growth numbers around the world, with emerging markets like China and India now competing with the developed world for the capital needed to sustain their explosive economic expansion.

Against this backdrop, the Fund posted positive returns but underperformed its benchmark for the six-month period, mostly as a result of its heavy exposure to South Korean stocks, especially technology, and U.S. homebuilders. Technology is typically a volatile sector, and the past six months were particularly challenging with only small pockets of technology stocks posting positive results. Emerging markets like South Korea have the capacity to exhibit great volatility and can be hit particularly hard when markets correct. The second quarter was no exception, as Korean technology stocks declined in concert with a global retrenchment in the sector. We view these developments as consistent with typical sector and country volatility rather than as part of a longer-term trend that would necessitate a sell-off of our Korean technology positions.

Our heavy exposure to U.S. homebuilders was a new development in the portfolio during the past six months and one that we believe has yet to fully evolve. We began assembling a broad position, introducing companies such as KB HOME, Pulte Homes, Inc. and Lennar Corp., to name a few, as we considered their valuations to be extremely attractive. The sector subsequently underperformed as investors focused on concerns about the short-term direction of interest rates in the United States, as well as the slowdown in the housing market. We do not believe this slowdown heralds a collapse of U.S. housing as some have suggested, and are therefore retaining our positions in homebuilders.

Offsetting the detractors somewhat during the period was positive stock selection in materials and energy, two sectors that remained strong because of high oil prices and brisk global growth, especially in China and India. In materials, our metals and mining investments led the category with U.S. steel manufacturer Nucor Corp. being the top contributor, followed by China Shenhua Energy Co. Ltd., China's largest coal producer.

We continue to believe that oil companies will remain productive investments in the near term. Some industry observers believe a peak in global production capacity has already been reached. We disagree with this view, and believe the current tight market is a result of bottlenecks on the supply end rather than a "peak oil" scenario. The supply shortage, in our opinion, follows a long period of underinvestment in productive capacity in Iraq, Venezuela and Iran. Given the current geopolitical environment, this bottleneck may persist for several years, during which time we may see progress toward alternative sources of fuel and, therefore, new investment opportunities. For now, we believe oil stocks offer good relative value, as they do not yet come close to reflecting the current oil price, which is hovering around $75 per barrel.

The top performer in the energy sector for the Fund was Aker Kvaerner ASA, a Norwegian engineering and construction company that provides services to the oil industry. Also delivering strong returns were Frontier Oil Corp., a U.S.-based refiner; Universal Compression Holdings, Inc., an oil and gas equipment and services firm; and Canadian Oil Sands Trust, a Canadian investment trust with oil and gas holdings. None of these companies was represented in the benchmark index.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



What changes were made to the portfolio during the period?

The only notable change in the portfolio, as discussed earlier, was the establishment of a large position in U.S. homebuilders. We believe the stocks of these companies are extremely inexpensive and have plenty of room to appreciate once the ripples caused by interest rate concerns settle out of the market. These purchases drove our consumer discretionary exposure up from a moderate underweight versus the benchmark to a slight overweight by period-end.

In terms of the correction that hit equity markets in the second quarter of the year, we did not see a need to make any notable adjustments to the portfolio in response to the declines. We continue to believe that our investments in both South Korean technology companies and U.S. homebuilders will be positive contributors to Fund performance going forward. That being said, we did modestly decrease our overall exposure to technology and financials, and we slightly increased our U.S. energy investments, which nudged our overall U.S. weighting a bit higher.


How would you characterize the Fund's position at the close of the period?

At period-end, the Fund's sector exposures were fairly consistent with those of the benchmark. Energy continues to be the largest overweight, and we actually added to our holdings during the period, particularly in the United States. By period-end, the Fund's energy exposure accounted for 15.2% of net assets relative to 9.9% for the benchmark. Financials continues to be the Fund's largest absolute sector weighting at 18.9% of net assets, although to a lesser degree than it was six months ago, as we decreased our financials holdings somewhat while increasing exposure to consumer discretionary and energy. Nominally, financials are underweighted in the Fund compared to the benchmark. However, this underweight is offset by call options on financial stocks, so that the effective weighting is similar to that of the benchmark.

The Fund is currently underweight in U.S. equities. We believe there are many other regions with stronger growth that present attractive investment options. For example, we consider our emerging market exposure to be an important component of our investment strategy. South Korean stocks alone account for approximately 10% of the Fund's holdings.

Despite the market correction we saw in the second quarter, we believe the global economy on the whole is strong and that growth should continue to be healthy. We believe it is too easy for investors to become focused on the United States, particularly the Fed's actions on interest rates, and miss the larger view. That is, even though growth has slowed somewhat in the United States, we certainly are not seeing signs of a major economic downturn. In fact, in markets such as China, Japan and Europe, we continue to see extremely strong growth and signs of more to come.

We thank you for your continued support of Merrill Lynch Global Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.


Jacqueline Bell
Vice President and Portfolio Manager


Lawrence Berman
Vice President and Portfolio Manager


Walid Kassem
Vice President and Portfolio Manager


July 18, 2006


Effective August 7, 2006, Merrill Lynch Global Value Fund, Inc. is managed by a team of investment professionals who participate in the research process and stock selection. Dennis W. Stattman, the Fund's senior portfolio manger, and Dan Chamby and Romualdo Roldan, the Fund's associate portfolio managers, are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Stattman, the overall investment supervisor for the Fund, has been the Fund's senior portfolio manager since 2006. Mr. Stattman has been a Managing Director of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2000 and has been a portfolio manager with MLIM and its affiliates since 1989. Mr. Chamby has been the Fund's associate portfolio manager since 2006. Mr. Chamby has been a Director of MLIM since 2000 and has been a portfolio manager with MLIM and its affiliates since 2003. Mr. Roldan has been the Fund's associate portfolio manager since 2006. Mr. Roldan has been a Director of MLIM since 2000, was a Vice President from 1998 to 2000 and has been a portfolio manager thereof since 1999.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investmentreturn and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                        6-Month               12-Month           Since Inception
As of June 30, 2006                                   Total Return          Total Return           Total Return
ML Global Value Fund, Inc.--Class A Shares*              +4.74%                +35.51%               +154.85%
ML Global Value Fund, Inc.--Class B Shares*              +4.29                 +34.39                +139.56
ML Global Value Fund, Inc.--Class C Shares*              +4.30                 +34.47                +136.32
ML Global Value Fund, Inc.--Class I Shares*              +4.82                 +35.85                +161.01
ML Global Value Fund, Inc.--Class R Shares*              +4.60                 +35.20                +152.55
MSCI World Index**                                       +6.06                 +16.93                + 81.48

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/01/96.

** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
   Since inception total return is from 11/30/96.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Performance Data (concluded)


Average Annual Total Return




                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/06                    +35.51%           +28.39%
Five Years Ended 6/30/06                  + 9.07            + 7.90
Inception (11/01/96) through
6/30/06                                   +10.17            + 9.56



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 6/30/06                    +34.39%           +30.39%
Five Years Ended 6/30/06                  + 8.21            + 7.92
Inception (11/01/96) through
6/30/06                                   + 9.47            + 9.47



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 6/30/06                    +34.47%           +33.47%
Five Years Ended 6/30/06                  + 8.21            + 8.21
Inception (11/01/96) through
6/30/06                                   + 9.31            + 9.31



Class I Shares                                              Return

One Year Ended 6/30/06                                      +35.85%
Five Years Ended 6/30/06                                    + 9.33
Inception (11/01/96) through 6/30/06                        +10.44


Class R Shares                                              Return

One Year Ended 6/30/06                                      +35.20%
Five Years Ended 6/30/06                                    + 9.12
Inception (11/01/96) through 6/30/06                        +10.06

      * Maximum sales charge is 5.25%.

     ** Assuming maximum sales charge.

     ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



Officers and Directors



Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Jacqueline Bell, Vice President and
   Co-Portfolio Manager
Lawrence Berman, Vice President and
   Co-Portfolio Manager
Walid Kassem, Vice President and
   Co-Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                     Expenses Paid
                                                              Beginning              Ending        During the Period*
                                                            Account Value        Account Value      January 1, 2006
                                                              January 1,           June 30,           to June 30,
                                                                 2006                 2006                2006
Actual

Class A                                                         $1,000             $1,047.40             $ 6.43
Class B                                                         $1,000             $1,042.90             $10.34
Class C                                                         $1,000             $1,043.00             $10.34
Class I                                                         $1,000             $1,048.20             $ 5.16
Class R                                                         $1,000             $1,046.00             $ 7.65

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000             $1,018.62             $ 6.34
Class B                                                         $1,000             $1,014.78             $10.20
Class C                                                         $1,000             $1,014.78             $10.20
Class I                                                         $1,000             $1,019.86             $ 5.09
Class R                                                         $1,000             $1,017.42             $ 7.54

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.26% for Class A, 2.03% for Class B, 2.03% for Class C, 1.01% for Class I and 1.50% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Schedule of Investments                                       (in U.S. dollars)


                                                       Shares
Industry                      Common Stocks              Held          Value

Africa

South Africa--1.1%

       Diversified Telecommunication
       Services--0.3%

       Telkom SA Ltd.                                 110,000    $    2,035,812

       Oil, Gas & Consumable
       Fuels--0.5%

       Sasol Ltd.                                     112,000         4,318,716

       Wireless Telecommunication
       Services--0.3%

       MTN Group Ltd.                                 300,000         2,225,260

       Total Common Stocks in Africa--1.1%                            8,579,788


Europe


Belgium--0.0%

       Diversified Financial Services--0.0%

       Fortis                                          11,200           381,224

       Total Common Stocks in Belgium                                   381,224


Denmark--0.3%

       Commercial Banks--0.1%

       Danske Bank A/S                                 22,700           863,835

       Pharmaceuticals--0.2%

       Novo-Nordisk A/S B                              18,800         1,197,206

       Total Common Stocks in Denmark                                 2,061,041


Finland--0.8%

       Construction & Engineering--0.3%

       YIT Oyj                                        104,000         2,549,235

       Machinery--0.5%

       Kone Oyj Class B                                62,000         2,576,496
       Wartsila Oyj                                    35,000         1,476,850
                                                                 --------------
                                                                      4,053,346

       Total Common Stocks in Finland                                 6,602,581


France--2.3%

       Aerospace & Defense--0.3%

       Zodiac SA                                       46,000         2,586,239

       Computers & Peripherals--0.2%

       Gemplus International SA                       940,000         2,091,373

       Energy Equipment &
       Services--0.4%

       Technip SA                                      65,000         3,598,783

       Machinery--0.4%

       Vallourec                                        2,400         2,884,652

       Media--0.4%

       Vivendi SA                                      83,300         2,918,434

       Personal Products--0.2%

       L'Oreal SA                                      15,600         1,473,091

       Pharmaceuticals--0.2%

       Sanofi-Aventis                                  17,000         1,658,547

       Textiles, Apparel & Luxury
       Goods--0.2%

       LVMH Moet Hennessy Louis Vuitton SA             13,400         1,329,600

       Total Common Stocks in France                                 18,540,719



                                                       Shares
Industry                      Common Stocks              Held          Value

Europe (continued)

Germany--2.2%

       Chemicals--0.4%

       Bayer AG                                        62,900    $    2,890,567

       Construction & Engineering--0.3%

       Bilfinger Berger AG                             45,000         2,446,009

       Insurance--0.1%

       Hannover Rueckversicherung AG
       Registered Shares                               21,400           748,386

       Machinery--1.3%

       DEUTZ AG (a)                                   410,000         3,224,136
       Heidelberger Druckmaschn                        60,000         2,727,377
       MAN AG                                          59,000         4,271,459
                                                                 --------------
                                                                     10,222,972

       Pharmaceuticals--0.1%

       Altana AG                                       22,800         1,269,922

       Total Common Stocks in Germany                                17,577,856


Ireland--0.1%

       Commercial Banks--0.1%

       Allied Irish Banks Plc                          19,200           462,772

       Total Common Stocks in Ireland                                   462,772


Italy--0.2%

       Electronic Equipment
       & Instruments--0.2%

       Esprinet SpA                                    90,000         1,666,117

       Total Common Stocks in Italy                                   1,666,117


Luxembourg--0.3%

       Wireless Telecommunication
       Services--0.3%

       Millicom International Cellular SA (a)          50,000         2,271,500

       Total Common Stocks in Luxembourg                              2,271,500


Netherlands--2.0%

       Air Freight & Logistics--0.8%

       TNT NV                                         170,300         6,092,797

       Construction & Engineering--0.5%

       Imtech NV                                       85,000         4,108,328

       Diversified Financial Services--0.0%

       ING Groep NV CVA                                 4,300           168,961

       Food Products--0.4%

       Unilever NV                                    123,300         2,795,286

       Household Durables--0.3%

       Koninklijke Philips Electronics NV              85,000         2,655,197

       Total Common Stocks in the Netherlands                        15,820,569


Norway--2.9%

       Diversified Telecommunication
       Services--0.7%

       Telenor ASA                                    417,400         5,047,625

       Energy Equipment & Services--1.2%

       Acergy SA (a)                                   92,000         1,400,861
       Aker Kvaerner ASA                               45,000         4,223,315
       Fred. Olsen Energy ASA (a)                      84,000         3,820,268
                                                                 --------------
                                                                      9,444,444



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
Industry                      Common Stocks              Held          Value

Europe (continued)

Norway (concluded)

       Oil, Gas & Consumable Fuels--1.0%

       Norsk Hydro ASA                                105,000    $    2,784,206
       Statoil ASA                                    185,000         5,247,405
                                                                 --------------
                                                                      8,031,611

       Total Common Stocks in Norway                                 22,523,680


Switzerland--2.3%

       Food Products--0.7%

       Nestle SA Registered Shares                     18,300         5,736,490

       Machinery--0.4%

       Sulzer AG                                        4,200         3,140,571

       Pharmaceuticals--1.2%

       Novartis AG Registered Shares                   90,100         4,869,078
       Roche Holding AG                                26,400         4,355,461
                                                                 --------------
                                                                      9,224,539

       Total Common Stocks in Switzerland                            18,101,600


Turkey--0.3%

       Commercial Banks--0.1%

       Akbank T.A.S.                                   87,873           420,417

       Wireless Telecommunication
       Services--0.2%

       Turkcell Iletisim Hizmet AS                    415,119         1,894,628

       Total Common Stocks in Turkey                                  2,315,045


United Kingdom--6.0%

       Beverages--0.8%

       Diageo Plc                                     348,300         5,859,005

       Capital Markets--0.0%

       ICAP Plc                                        16,700           153,820

       Commercial Banks--0.2%

       Lloyds TSB Group Plc                           169,700         1,668,218
       London Scottish Bank Plc                        29,900            60,555
                                                                 --------------
                                                                      1,728,773

       Construction & Engineering--0.5%

       Amec Plc                                       600,000         3,531,729

       Consumer Finance--0.2%

       Provident Financial Plc                        170,200         1,935,987

       Food & Staples Retailing--0.3%

       Tesco Plc                                      409,000         2,526,606

       Food Products--0.3%

       Cadbury Schweppes Plc                          147,300         1,420,773
       Unilever Plc                                    49,174         1,105,953
                                                                 --------------
                                                                      2,526,726

       Insurance--0.0%

       Jardine Lloyd Thompson Group Plc                27,100           186,457

       Machinery--0.3%

       FKI Plc                                      1,200,000         2,374,831

       Media--0.4%

       WPP Group Plc                                  228,800         2,769,704



                                                       Shares
Industry                      Common Stocks              Held          Value

Europe (concluded)

United Kingdom (concluded)

       Metals & Mining--0.8%

       Anglo American Plc                              38,948    $    1,597,771
       BHP Billiton Plc                               163,200         3,166,382
       Rio Tinto Plc Registered Shares                 30,800         1,628,668
                                                                 --------------
                                                                      6,392,821

       Multiline Retail--0.3%

       Marks & Spencer Group Plc                      139,500         1,514,538

       Pharmaceuticals--1.2%

       AstraZeneca Plc                                 53,400         3,223,734
       GlaxoSmithKline Plc                            176,900         4,943,790
       Shire Plc                                      119,000         1,736,567
                                                                 --------------
                                                                      9,904,091

       Thrifts & Mortgage Finance--0.7%

       Kensington Group Plc                           216,000         4,114,894
       Northern Rock Plc                               83,800         1,549,929
                                                                 --------------
                                                                      5,664,823

       Total Common Stocks in the United Kingdom                     47,069,911

       Total Common Stocks in Europe--19.7%                         155,394,615


Latin America

Brazil--1.0%

       Diversified Telecommunication
       Services--0.3%

       Tele Norte Leste Participacoes SA               90,137         2,453,076

       Metals & Mining--0.4%

       Companhia Vale do Rio Doce
       (Common Shares) (b)                            124,800         3,000,192

       Paper & Forest Products--0.2%

       Aracruz Celulose SA (b)                         27,000         1,415,340

       Wireless Telecommunication
       Services--0.1%

       Vivo Participacoes SA (b)(e)                   328,000           806,880

       Total Common Stocks in Brazil                                  7,675,488


Mexico--0.1%

       Construction Materials--0.1%

       Cemex, SA de CV (a)(b)                          21,200         1,207,764

       Total Common Stocks in Mexico                                  1,207,764

       Total Common Stocks in Latin America--1.1%                     8,883,252


Middle East

Egypt--0.2%

       Commercial Banks--0.0%

       Commercial International Bank                   25,600           261,427

       Wireless Telecommunication
       Services--0.2%

       Orascom Telecom Holding SAE (b)                 31,000         1,255,500

       Total Common Stocks in the Middle East--0.2%                   1,516,927



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
Industry                      Common Stocks              Held          Value

North America

Canada--2.3%

       Metals & Mining--0.2%

       IPSCO, Inc.                                     13,700    $    1,310,953

       Oil, Gas & Consumable Fuels--2.1%

       Canadian Natural Resources Ltd.                 75,000         4,162,395
       EnCana Corp.                                    80,000         4,228,397
       Petro-Canada                                   176,600         8,409,978
                                                                 --------------
                                                                     16,800,770

       Total Common Stocks in Canada                                 18,111,723


United States--46.8%

       Aerospace & Defense--0.4%

       Armor Holdings, Inc. (a)(e)                     57,000         3,125,310

       Air Freight & Logistics--0.5%

       United Parcel Service, Inc. Class B             43,800         3,606,054

       Auto Components--0.6%

       Autoliv, Inc.                                   90,200         5,102,614

       Automobiles--0.5%

       Harley-Davidson, Inc.                           67,700         3,716,053

       Beverages--0.7%

       The Coca-Cola Co.                               61,800         2,658,636
       PepsiCo, Inc.                                   43,200         2,593,728
                                                                 --------------
                                                                      5,252,364

       Biotechnology--0.6%

       Amgen, Inc. (a)                                 40,200         2,622,246
       Genentech, Inc. (a)                             26,200         2,143,160
                                                                 --------------
                                                                      4,765,406

       Capital Markets--0.3%

       Affiliated Managers Group (a)(e)                25,400         2,207,006

       Chemicals--0.0%

       Tronox, Inc. Class B                             2,822            37,166

       Commercial Services & Supplies--0.8%

       ACCO Brands Corp. (a)                           62,500         1,368,750
       Deluxe Corp. (e)                               107,000         1,870,360
       Manpower, Inc. (e)                              48,900         3,158,940
                                                                 --------------
                                                                      6,398,050

       Communications Equipment--0.9%

       Corning, Inc. (a)                               47,800         1,156,282
       Foundry Networks, Inc. (a)                     526,500         5,612,490
                                                                 --------------
                                                                      6,768,772

       Computers & Peripherals--0.3%

       Palm, Inc. (a)(e)                              128,000         2,060,800

       Construction & Engineering--0.5%

       Washington Group International, Inc. (a)        74,000         3,947,160

       Consumer Finance--0.2%

       Capital One Financial Corp.                     22,500         1,922,625

       Distributors--0.2%

       Brightpoint, Inc. (a)                          107,000         1,447,710

       Diversified Telecommunication
       Services--0.3%

       Verizon Communications, Inc.                    80,000         2,679,200

       Electric Utilities--0.0%

       PPL Corp.                                       10,100           326,230



                                                       Shares
Industry                      Common Stocks              Held          Value

North America (continued)

United States (continued)

       Electrical Equipment--0.3%

       Hubbell, Inc. Class B (e)                       56,000    $    2,668,400

       Electronic Equipment
       & Instruments--0.2%

       Jabil Circuit, Inc.                             75,000         1,920,000

       Energy Equipment & Services--3.2%

       BJ Services Co. (e)                             72,200         2,690,172
       Cameron International Corp. (a)(e)              85,800         4,098,666
       Dresser-Rand Group, Inc. (a)                    50,000         1,174,000
       NS Group, Inc. (a)                              59,000         3,249,720
       National Oilwell Varco, Inc. (a)                62,000         3,925,840
       Noble Corp. (e)                                 36,000         2,679,120
       Universal Compression Holdings, Inc. (a)        60,000         3,778,200
       Weatherford International Ltd. (a)(e)           77,000         3,820,740
                                                                 --------------
                                                                     25,416,458

       Food Products--0.9%

       Dean Foods Co. (a)                              37,800         1,405,782
       General Mills, Inc.                             55,000         2,841,300
       Kellogg Co.                                     59,900         2,900,957
                                                                 --------------
                                                                      7,148,039

       Health Care Equipment & Supplies--0.9%

       Baxter International, Inc.                     127,100         4,672,196
       Medtronic, Inc.                                 49,100         2,303,772
                                                                 --------------
                                                                      6,975,968

       Health Care Providers & Services--3.0%

       Aetna, Inc.                                     51,600         2,060,388
       AmerisourceBergen Corp.                         60,200         2,523,584
       Cardinal Health, Inc.                           36,532         2,350,103
       Caremark Rx, Inc.                               41,100         2,049,657
       Laboratory Corp. of America
       Holdings (a)(e)                                 83,900         5,221,097
       Quest Diagnostics, Inc. (e)                     54,500         3,265,640
       UnitedHealth Group, Inc.                        45,800         2,050,924
       Universal Health Services, Inc. Class B         26,600         1,336,916
       WellPoint, Inc. (a)                             38,300         2,787,091
                                                                 --------------
                                                                     23,645,400

       Hotels, Restaurants & Leisure--0.3%

       McDonald's Corp.                                63,000         2,116,800

       Household Durables--2.7%

       Beazer Homes USA, Inc.                          20,100           921,987
       Black & Decker Corp. (e)                        31,100         2,626,706
       Centex Corp.                                    41,600         2,092,480
       KB HOME                                         66,000         3,026,100
       Lennar Corp. Class A (e)                        86,700         3,846,879
       Pulte Homes, Inc. (e)                          116,400         3,351,156
       Ryland Group, Inc.                              19,400           845,258
       Tempur-Pedic International, Inc. (a)(e)        115,000         1,553,650
       Toll Brothers, Inc. (a)                        117,800         3,012,146
                                                                 --------------
                                                                     21,276,362

       Household Products--1.0%

       Colgate-Palmolive Co. (e)                       94,600         5,666,540
       Kimberly-Clark Corp.                            42,200         2,603,740
                                                                 --------------
                                                                      8,270,280



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
Industry                      Common Stocks              Held          Value

North America (continued)

United States (continued)

       IT Services--0.6%

       Convergys Corp. (a)                            125,000    $    2,437,500
       MPS Group, Inc. (a)                            145,000         2,183,700
                                                                 --------------
                                                                      4,621,200

       Industrial Conglomerates--0.5%

       McDermott International, Inc. (a)               82,500         3,751,275

       Insurance--1.8%

       ACE Ltd.                                        90,700         4,588,513
       Bristol West Holdings, Inc.                     16,400           262,400
       Everest Re Group Ltd.                            6,300           545,391
       Hilb Rogal & Hobbs Co.                           2,000            74,540
       Montpelier Re Holdings Ltd.                     17,700           306,033
       RenaissanceRe Holdings Ltd.                    171,000         8,286,660
                                                                 --------------
                                                                     14,063,537

       Internet Software & Services--0.2%

       Interwoven, Inc. (a)                           180,000         1,544,400

       Life Sciences Tools & Services--0.3%

       PerkinElmer, Inc.                              113,700         2,376,330

       Machinery--0.9%

       Cummins, Inc.                                   25,000         3,056,250
       Dover Corp. (e)                                 88,800         4,389,384
                                                                 --------------
                                                                      7,445,634

       Media--1.9%

       CBS Corp. Class B                              161,100         4,357,755
       Live Nation (a)                                 73,300         1,492,388
       The McGraw-Hill Cos., Inc.                      52,400         2,632,052
       News Corp. Class B (e)                         150,700         3,041,126
       Tribune Co. (e)                                115,800         3,755,394
                                                                 --------------
                                                                     15,278,715

       Metals & Mining--1.6%

       Freeport-McMoRan Copper & Gold, Inc.
       Class B                                         44,600         2,471,286
       Nucor Corp.                                     51,600         2,799,300
       Phelps Dodge Corp.                              36,900         3,031,704
       Quanex Corp.                                    63,000         2,713,410
       Southern Copper Corp. (e)                       22,300         1,987,599
                                                                 --------------
                                                                     13,003,299

       Multiline Retail--0.7%

       JC Penney Co., Inc.                             47,300         3,193,223
       Nordstrom, Inc.                                 63,100         2,303,150
                                                                 --------------
                                                                      5,496,373

       Oil, Gas & Consumable Fuels--5.6%

       Apache Corp.                                    40,000         2,730,000
       Chevron Corp.                                   70,000         4,344,200
       ConocoPhillips                                  63,800         4,180,814
       El Paso Corp.                                  200,000         3,000,000
       Foundation Coal Holdings, Inc.                  90,000         4,223,700
       Frontier Oil Corp.                             211,200         6,842,880
       Helix Energy Solutions Group, Inc. (a)          40,000         1,614,400
       Holly Corp.                                     80,400         3,875,280
       Marathon Oil Corp.                              34,000         2,832,200
       Massey Energy Co.                               38,000         1,368,000
       Newfield Exploration Co. (a)                    35,300         1,727,582



                                                       Shares
Industry                      Common Stocks              Held          Value

North America (concluded)

United States (concluded)

       Oil, Gas & Consumable Fuels
       (concluded)

       Occidental Petroleum Corp.                      40,000    $    4,102,000
       Peabody Energy Corp.                            59,000         3,289,250
                                                                 --------------
                                                                     44,130,306

       Pharmaceuticals--1.0%

       Eli Lilly & Co.                                 26,400         1,459,128
       Johnson & Johnson                               50,200         3,007,984
       King Pharmaceuticals, Inc. (a)                  97,700         1,660,900
       Wyeth                                           33,000         1,465,530
                                                                 --------------
                                                                      7,593,542

       Real Estate Investment Trusts
       (REITs)--5.7%

       AMB Property Corp.                               1,100            55,605
       Aames Investment Corp.                         606,200         3,024,938
       American Home Mortgage Investment
       Corp.                                          507,000        18,688,020
       Friedman Billings Ramsey Group, Inc.
       Class A (e)                                    415,000         4,552,550
       New Century Financial Corp.                    308,600        14,118,450
       NovaStar Financial, Inc. (e)                    12,400           391,964
       Saxon Capital Inc.                             383,000         4,381,520
                                                                 --------------
                                                                     45,213,047

       Semiconductors & Semiconductor
       Equipment--0.9%

       Atmel Corp. (a)                                500,000         2,775,000
       Exar Corp. (a)                                 125,000         1,658,750
       Micron Technology, Inc. (a)(e)                 157,000         2,364,420
                                                                 --------------
                                                                      6,798,170

       Software--0.3%

       Compuware Corp. (a)                            300,000         2,010,000

       Specialty Retail--1.0%

       Abercrombie & Fitch Co. Class A                 43,300         2,400,119
       American Eagle Outfitters                       68,700         2,338,548
       Chico's FAS, Inc. (a)                           47,000         1,268,060
       Staples, Inc.                                   93,400         2,271,488
                                                                 --------------
                                                                      8,278,215

       Textiles, Apparel & Luxury Goods--1.2%

       Carter's, Inc. (a)                              43,036         1,137,441
       K-Swiss, Inc. Class A                          118,700         3,169,290
       Liz Claiborne, Inc.                             73,600         2,727,616
       Nike, Inc. Class B                              30,300         2,454,300
                                                                 --------------
                                                                      9,488,647

       Thrifts & Mortgage Finance--2.4%

       Accredited Home Lenders Holding Co. (a)        234,000        11,187,540
       Fremont General Corp.                          416,700         7,733,952
                                                                 --------------
                                                                     18,921,492

       Tobacco--0.9%

       Altria Group, Inc.                              33,300         2,445,219
       UST, Inc. (e)                                  103,100         4,659,089
                                                                 --------------
                                                                      7,104,308

       Total Common Stocks in the United States                     369,918,717

       Total Common Stocks in North America--49.1%                  388,030,440



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
Industry                      Common Stocks              Held          Value

Pacific Basin/Asia

China--0.7%

       Oil, Gas & Consumable Fuels--0.6%

       China Shenhua Energy Co. Ltd. Class H        1,956,000    $    3,613,828
       Yanzhou Coal Mining Co. Ltd.                 1,700,000         1,258,530
                                                                 --------------
                                                                      4,872,358

       Real Estate Management
       & Development--0.1%

       Beijing Capital Land Ltd.                    1,518,100           444,660

       Total Common Stocks in China                                   5,317,018


Hong Kong--1.5%

       Auto Components--0.3%

       Norstar Founders Group Ltd.                  6,581,900         2,288,030

       Chemicals--0.4%

       Xinyi Glass Holding Co. Ltd.                 7,736,600         2,963,356

       Real Estate Management
       & Development--0.7%

       China Resources Land Ltd.                    1,935,000         1,058,806
       Hopson Development Holdings Ltd.             1,196,600         2,464,993
       Midland Holdings Ltd.                          316,400           140,541
       Shanghai Forte Land Co. Ltd.                 4,599,900         1,865,545
                                                                 --------------
                                                                      5,529,885

       Wireless Telecommunication
       Services--0.1%

       Hutchison Telecommunications
       International Ltd. (a)                         850,000         1,367,967

       Total Common Stocks in Hong Kong                              12,149,238


India--0.2%

       Construction & Engineering--0.2%

       Jaiprakash Associates Ltd.                     130,000         1,108,981

       Total Common Stocks in India                                   1,108,981


Indonesia--0.2%

       Commercial Banks--0.1%

       Bank Central Asia Tbk PT                       857,100           379,371
       Bank Mandiri Persero Tbk PT                  1,073,000           199,240
                                                                 --------------
                                                                        578,611

       Diversified Telecommunication
       Services--0.1%

       Indosat Tbk PT                               2,200,000         1,015,330

       Total Common Stocks in Indonesia                               1,593,941


Japan--6.0%

       Building Products--0.4%

       Daikin Industries Ltd.                          84,000         2,917,202

       Capital Markets--0.4%

       Daiichi Commodities Co. Ltd.                    60,000           430,390
       Daikoh Holdings, Inc.                          138,000           412,859
       Kyokuto Securities Co. Ltd.                     16,400           207,448
       Nomura Holdings, Inc.                           19,200           360,268
       Takagi Securities Co. Ltd.                     112,000           625,080
       Toyo Securities Co., Ltd.                      164,900           915,991
                                                                 --------------
                                                                      2,952,036

       Computers & Peripherals--0.4%

       Eizo Nanao Corp                                 46,000         1,444,605
       Mitsumi Electric Company, Ltd.                 129,600         1,535,043
                                                                 --------------
                                                                      2,979,648



                                                       Shares
Industry                      Common Stocks              Held          Value

Pacific Basin/Asia (continued)

Japan (concluded)

       Construction & Engineering--0.6%

       JGC Corp.                                      170,000    $    2,928,137
       Okumura Corp.                                  293,500         1,632,909
                                                                 --------------
                                                                      4,561,046

       Consumer Finance--0.0%

       Credia Co. Ltd.                                 14,300           147,610
       Shinki Co. Ltd.--Second Section                 23,900           147,186
                                                                 --------------
                                                                        294,796

       Distributors--0.0%

       ACE Koeki Co. Ltd.                              22,000           221,126

       Electronic Equipment
       & Instruments--1.0%

       TDK Corp.                                       35,000         2,663,692
       Yamatake Corporation                            91,000         2,213,008
       Yaskawa Electric Corp.                         200,000         2,326,904
                                                                 --------------
                                                                      7,203,604

       Health Care Equipment
       & Supplies--0.1%

       Nihon Kohden Corp.                              63,000         1,033,329

       Household Durables--0.5%

       Fuso Lexel, Inc.                               101,500           937,620
       The Japan General Estate Co. Ltd.               73,900         1,522,412
       Joint Corp                                      12,300           401,338
       Matsushita Electric Industrial Co., Ltd.        61,000         1,288,676
                                                                 --------------
                                                                      4,150,046

       Household Products--0.1%

       Kao Corp.                                       51,000         1,336,176

       Machinery--0.2%

       Tadano Ltd.                                    180,000         1,513,187

       Pharmaceuticals--0.6%

       Astellas Pharma, Inc.                           33,300         1,223,461
       Eisai Co., Ltd.                                 30,300         1,365,044
       Takeda Pharmaceutical Co., Ltd.                 37,900         2,360,565
                                                                 --------------
                                                                      4,949,070

       Real Estate Management
       & Development--0.4%

       Dynacity Corp.                                   1,400           174,518
       Leopalace21 Corp.                                5,000           172,768
       Sanyo Housing Nagoya Co. Ltd.                      200           299,173
       Sumitomo Real Estate Sales                      24,400         1,854,840
       Sunwood Corp.                                      200           360,408
                                                                 --------------
                                                                      2,861,707

       Trading Companies & Distributors--1.0%

       Mitsubishi Corp.                               225,000         4,497,441
       Mitsui & Co., Ltd.                             220,000         3,110,003
                                                                 --------------
                                                                      7,607,444

       Wireless Telecommunication
       Services--0.3%

       Okinawa Cellular Telephone Co.                   1,100         2,742,422

       Total Common Stocks in Japan                                  47,322,839



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
Industry                      Common Stocks              Held          Value


Pacific Basin/Asia (continued)

Philippines--0.3%

       Diversified Telecommunication
       Services--0.3%

       Philippine Long Distance Telephone              76,000    $    2,617,853

       Total Common Stocks in the Philippines                         2,617,853


Singapore--1.6%

       Diversified Telecommunication
       Services--0.9%

       Singapore Telecommunications Ltd.            4,300,000         6,879,565

       Industrial Conglomerates--0.4%

       Keppel Corp. Ltd.                              400,000         3,718,342

       Semiconductors & Semiconductor
       Equipment--0.3%

       Global Testing Corp. Ltd. (a)               12,600,000         2,270,844

       Total Common Stocks in Singapore                              12,868,751


South Korea--10.0%

       Automobiles--0.2%

       Hyundai Motor Co.                               20,400         1,733,151

       Chemicals--0.2%

       SODIFF Advanced Materials Co. Ltd.              76,100         1,580,236

       Commercial Banks--2.3%

       Daegu Bank                                     355,000         6,361,337
       Hana Financial Group, Inc.                      92,462         4,346,796
       Industrial Bank of Korea                       247,400         4,172,447
       Pusan Bank                                     281,700         3,592,885
                                                                 --------------
                                                                     18,473,465

       Communications Equipment--0.2%

       KH Vatec Co., Ltd.                              64,400         1,062,359

       Construction & Engineering--0.3%

       GS Engineering & Construction Corp.             21,000         1,359,123
       Samsung Engineering Co. Ltd.                    29,000         1,293,033
                                                                 --------------
                                                                      2,652,156

       Containers & Packaging--0.0%

       TK Corp.                                        21,300           186,125

       Electronic Equipment
       & Instruments--2.2%

       Ace Digitech Co. Ltd. (a)                       17,314           265,541
       Core Logic, Inc.                                81,700         2,363,935
       Daeduck Electronics Co.                        185,000         1,626,331
       Fine DNC Co., Ltd. (f)                       1,032,037         4,492,793
       Interflex Co., Ltd. (f)                        869,600         5,426,407
       Power Logics Co., Ltd.                         293,800         2,462,011
       Samsung SDI Co., Ltd.                            6,300           432,971
                                                                 --------------
                                                                     17,069,989

       Insurance--2.9%

       Dongbu Insurance Co., Ltd.                     255,700         6,414,736
       Korean Reinsurance Co.                         456,520         5,124,840
       Meritz Fire & Marine Insurance
       Co. Ltd.                                     1,878,100        11,185,058
                                                                 --------------
                                                                     22,724,634



                                                       Shares
Industry                      Common Stocks              Held          Value

Pacific Basin/Asia (concluded)

South Korea (concluded)

       Oil, Gas & Consumable Fuels--0.2%

       SK Corp.                                        23,000    $    1,478,866

       Semiconductors & Semiconductor
       Equipment--1.5%

       Hynix Semiconductor Inc. (a)                   330,300        10,705,940
       Osung LST Co. Ltd.                             130,663           574,328
       Samsung Electronics Co., Ltd.                    1,300           826,289
                                                                 --------------
                                                                     12,106,557

       Total Common Stocks in South Korea                            79,067,538


Taiwan--1.8%

       Auto Components--0.3%

       Depo Auto Parts Ind Co. Ltd.                   583,100         1,927,038

       Computers & Peripherals--0.2%

       Micro-Star International Co. Ltd.            3,000,000         1,704,914

       Diversified Telecommunication
       Services--0.3%

       Chunghwa Telecom Co. Ltd.                    1,350,000         2,439,232

       Electronic Equipment
       & Instruments--0.1%

       HON HAI Precision Industry                     166,000         1,025,419

       Leisure Equipment & Products--0.4%

       Giant Manufacturing Co., Ltd.                1,919,000         3,105,773

       Machinery--0.1%

       Ichia Technologies, Inc. (a)                   635,635           722,469

       Marine--0.1%

       Yang Ming Marine Transport                   1,430,000           896,593

       Semiconductors & Semiconductor
       Equipment--0.1%

       Chroma Ate Inc.                                855,847           853,812

       Specialty Retail--0.2%

       Feng TAY Enterprise Co. Ltd.                 1,724,840         1,534,280

       Total Common Stocks in Taiwan                                 14,209,530


Thailand--0.6%

       Oil, Gas & Consumable Fuels--0.4%

       Banpu PCL                                      410,000         1,418,425
       Thai Oil PCL--Foreign                          800,000         1,331,411
                                                                 --------------
                                                                      2,749,836

       Wireless Telecommunication
       Services--0.2%

       Total Access Communication Public
       Co. Ltd.                                       450,000         1,620,000

       Total Common Stocks in Thailand                                4,369,836

       Total Common Stocks in the
       Pacific Basin/Asia--22.9%                                    180,625,525

       Total Common Stocks
       (Cost--$616,952,376)--94.1%                                  743,030,547



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                   Beneficial
       Short-Term Securities                         Interest          Value

       Merrill Lynch Liquidity Series, LLC
         Cash Sweep Series I, 4.78% (c)(g)        $ 8,881,602    $    8,881,602
       Merrill Lynch Liquidity Series, LLC
         Money Market Series,
         5.22% (c)(d)(g)                           55,896,440        55,896,440

       Total Short-Term Securities
       (Cost--$64,778,042)--8.2%                                     64,778,042



                                                    Number of
       Options Purchased                            Contracts

Call Options Purchased--3.9%

       ACE Ltd., expiring January 2007
       at USD 30                                          835         1,795,250
       ACE Ltd., expiring January 2007
       at USD 40                                          556           656,080
       Accredited Home Lenders Holding Co.,
       expiring September 2006 at USD 35                  283           379,220
       Accredited Home Lenders Holding Co.,
       expiring September 2006 at USD 40                  355           323,050
       Accredited Home Lenders Holding Co.,
       expiring January 2007 at USD 40                     27            30,780
       Accredited Home Lenders Holding Co.,
       expiring January 2008 at USD 35                    662         1,257,800
       Accredited Home Lenders Holding Co.,
       expiring January 2008 at USD 40                  1,385         2,188,300
       Accredited Home Lenders Holding Co.,
       expiring January 2008 at USD 50                    278           316,920
       Accredited Home Lenders Holding Co.,
       expiring January 2008 at USD 55                    306           260,100
       The Bear Stearns Cos., Inc., expiring
       July 2006 at USD 95                                192           856,320
       The Bear Stearns Cos., Inc., expiring
       January 2007 at USD 75                             149           987,870
       The Bear Stearns Cos., Inc., expiring
       January 2007 at USD 90                             342         1,778,400
       The Bear Stearns Cos., Inc., expiring
       January 2007 at USD 100                            338         1,446,640
       The Bear Stearns Cos., Inc., expiring
       January 2007 at USD 110                            621         2,098,980
       The Bear Stearns Cos., Inc., expiring
       January 2008 at USD 95                             184           977,040
       The Bear Stearns Cos., Inc., expiring
       January 2008 at USD 100                            329         1,615,390
       Goldman Sachs Group, Inc., expiring
       January 2007 at USD 115                            268         1,055,920
       Goldman Sachs Group, Inc., expiring
       January 2007 at USD 125                            262           804,340



                                                    Number of
       Options Purchased                            Contracts          Value

Call Options Purchased (concluded)

       Goldman Sachs Group, Inc., expiring
       January 2007 at USD 140                            306    $      624,240
       Goldman Sachs Group, Inc., expiring
       January 2007 at USD 145                            376           594,080
       Goldman Sachs Group, Inc., expiring
       January 2007 at USD 150                            242           309,760
       KB Home, expiring January 2007
       at USD 45                                          318           206,700
       KB Home, expiring January 2007
       at USD 50                                          664           252,320
       KB Home, expiring January 2007
       at USD 52.5                                        833           249,900
       Lennar Corp. Class A, expiring
       January 2007 at USD 50                             817           224,675
       Lennar Corp. Class A, expiring
       January 2007 at USD 55                           1,465           219,750
       Lennar Corp. Class A, expiring
       January 2007 at USD 60                           1,180            88,500
       New Century Financial Corp.,
       expiring August 2006 at USD 40                     935           654,500
       New Century Financial Corp.,
       expiring August 2006 at USD 45                   1,200           408,000
       New Century Financial Corp.,
       expiring August 2006 at USD 50                   1,766           247,240
       New Century Financial Corp.,
       expiring January 2007 at USD 40                  1,994         1,694,900
       New Century Financial Corp.,
       expiring January 2008 at USD 30                  2,391         3,849,510
       New Century Financial Corp.,
       expiring January 2008 at USD 40                  1,984         1,845,120
       Pulte Homes, Inc., expiring
       January 2007 at USD 30                             759           242,880
       Pulte Homes, Inc., expiring
       January 2007 at USD 35                           1,302           214,830
       Pulte Homes, Inc., expiring
       January 2007 at USD 37.5                         1,739           191,290
       Toll Brothers, Inc., expiring
       January 2007 at USD 32.5                           759           106,260
       Toll Brothers, Inc., expiring
       January 2007 at USD 35                           1,049            99,655
       Toll Brothers, Inc., expiring
       January 2007 at USD 37.5                         1,574           110,180

       Total Options Purchased
       (Premiums Paid--$34,156,464)--3.9%                            31,262,690

Total Investments (Cost--$715,886,882*)--106.2%                     839,071,279
Liabilities in Excess of Other Assets--(6.2%)                      (49,323,627)
                                                                 --------------
Net Assets--100.0%                                               $  789,747,652
                                                                 ==============



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments, including options, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $     726,774,676
                                                  =================
    Gross unrealized appreciation                 $     154,412,546
    Gross unrealized depreciation                      (42,115,943)
                                                  -----------------
    Net unrealized appreciation                   $     112,296,603
                                                  =================


(a) Non-income producing security.

(b) Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                    Net           Interest
    Affiliate                                     Activity         Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                     $ (2,604,384)       $131,143
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                     $(14,487,510)       $ 98,276


(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

(f) Investments in companies whereby the Fund held 5% or more of the companies outstanding securities are considered to be affiliates, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                              Net Share       Purchase          Sales       Realized     Dividend
    Affiliate                  Activity           Cost           Cost    Gain (Loss)       Income
    Fine DNC Co., Ltd.        (307,738)     $1,769,602     $4,324,806     $1,269,442      $55,190
    Fine DNC Co., Ltd.
      (Rights)*               (402,056)             --             --             --           ++
    Interflex Co., Ltd.         121,600     $2,301,343     $2,188,017     $(910,597)      $61,626

       * No longer an affiliate of the Fund.

      ++ Non-income producing security.


(g) Represents the current yield as of 6/30/2006.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Forward foreign currency contracts as of June 30, 2006 were as follows:


    Foreign Currency                           Settlement           Unrealized
    Sold                                          Date            Depreciation

    EUR   330,406                              July 2006           $   (8,076)
                                                                   -----------
    Total Unrealized Depreciation on Forward Foreign Exchange
    Contracts--Net (USD Commitment--$414,495)                      $   (8,076)
                                                                   ===========

  o Currency Abbreviations:
      EUR  Euro
      USD  U.S. Dollar

    See Notes to Financial Statements.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006


Statement of Assets and Liabilities

As of June 30, 2006
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $53,366,178) (identified cost--$602,050,605)                                                            $   733,111,347
       Investments in affiliated securities, at value (identified cost--$79,679,813)                                   74,697,242
       Options purchased, at value (premiums paid--$34,156,464)                                                        31,262,690
       Foreign cash (cost--$5,650,729)                                                                                  5,620,769
       Receivables:
           Dividends                                                                           $     2,290,864
           Securities sold                                                                           1,796,042
           Capital shares sold                                                                         695,570
           Securities lending                                                                           10,032          4,792,508
                                                                                               ---------------
       Prepaid expenses                                                                                                    71,625
                                                                                                                  ---------------
       Total assets                                                                                                   849,556,181
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       55,896,440
       Unrealized depreciation on forward foreign exchange contracts                                                        8,076
       Bank overdraft                                                                                                       9,976
       Payables:
           Capital shares redeemed                                                                   1,479,166
           Securities purchased                                                                      1,216,770
           Investment adviser                                                                          441,027
           Distributor                                                                                 267,909
           Deferred foreign capital gain tax                                                           215,993
           Other affiliates                                                                            176,839          3,797,704
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              96,333
                                                                                                                  ---------------
       Total liabilities                                                                                               59,808,529
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   789,747,652
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $     2,556,494
       Class B Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                      646,074
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      633,039
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      660,953
       Class R Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                       13,167
       Paid-in capital in excess of par                                                                               590,072,985
       Undistributed investment income--net                                                    $     3,581,087
       Undistributed realized capital gains--net                                                    68,415,478
       Unrealized appreciation--net                                                                123,168,375
                                                                                               ---------------
       Total accumulated earnings--net                                                                                195,164,940
                                                                                                                  ---------------
       Net Assets                                                                                                 $   789,747,652
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $452,152,167 and 25,564,942 shares outstanding                             $         17.69
                                                                                                                  ===============
       Class B--Based on net assets of $109,970,845 and 6,460,741 shares outstanding                              $         17.02
                                                                                                                  ===============
       Class C--Based on net assets of $107,555,987 and 6,330,393 shares outstanding                              $         16.99
                                                                                                                  ===============
       Class I--Based on net assets of $117,762,052 and 6,609,534 shares outstanding                              $         17.82
                                                                                                                  ===============
       Class R--Based on net assets of $2,306,601 and 131,674 shares outstanding                                  $         17.52
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006


Statement of Operations

For the Six Months Ended June 30, 2006
Investment Income

       Dividends (net of $603,284 foreign withholding tax and including $116,816
       from affiliates)                                                                                           $     9,934,726
       Interest from affiliates                                                                                           131,143
       Securities lending--net                                                                                             98,276
                                                                                                                  ---------------
       Total income                                                                                                    10,164,145
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     3,036,410
       Account maintenance and distribution fees--Class B                                              685,531
       Account maintenance fees--Class A                                                               558,452
       Account maintenance and distribution fees--Class C                                              546,166
       Transfer agent fees--Class A                                                                    272,187
       Custodian fees                                                                                  252,787
       Accounting services                                                                             149,072
       Transfer agent fees--Class B                                                                    101,629
       Transfer agent fees--Class C                                                                     77,348
       Transfer agent fees--Class I                                                                     69,789
       Registration fees                                                                                34,173
       Professional fees                                                                                33,512
       Printing and shareholder reports                                                                 26,232
       Directors' fees and expenses                                                                     21,806
       Pricing fees                                                                                      7,357
       Account maintenance and distribution fees--Class R                                                3,546
       Transfer agent fees--Class R                                                                        844
       Other                                                                                            20,113
                                                                                               ---------------
       Total expenses                                                                                                   5,896,954
                                                                                                                  ---------------
       Investment income--net                                                                                           4,267,191
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net (including $315,620 foreign capital gain tax and $358,845
           from affiliates)                                                                         65,393,989
           Foreign currency transactions--net                                                        (298,327)         65,095,662
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net (including $61,454 deferred foreign capital gain credit)              (31,242,935)
           Foreign currency transactions--net                                                      (2,792,851)       (34,035,786)
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         31,059,876
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    35,327,067
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                   June 30,       December 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     4,267,191    $     1,814,110
       Realized gain--net                                                                           65,095,662        173,535,564
       Change in unrealized appreciation/depreciation--net                                        (34,035,786)         22,823,515
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         35,327,067        198,173,189
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
       Class A                                                                                              --          (659,821)
       Class I                                                                                              --          (339,520)
       Class R                                                                                              --              (672)

Realized gain--net:

       Class A                                                                                              --        (3,943,224)
       Class B                                                                                              --        (1,470,853)
       Class C                                                                                              --        (1,008,321)
       Class I                                                                                              --          (885,554)
       Class R                                                                                              --            (4,916)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders                --        (8,312,881)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (13,471,106)      (106,449,433)
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                   8,287              1,443
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                 21,864,248         83,412,318
       Beginning of period*                                                                        767,883,404        684,471,086
                                                                                               ---------------    ---------------
       End of period*                                                                          $   789,747,652    $   767,883,404
                                                                                               ===============    ===============
           * Undistributed (accumulated distributions in excess of) investment income--net     $     3,581,087    $     (686,104)
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006


Financial Highlights
                                                       Class A                                          Class B

                                     For the                                          For the
The following per share data        Six Months                                       Six Months
and ratios have been derived          Ended                                            Ended
from information provided in         June 30,  For the Year Ended December 31,        June 30,  For the Year Ended December 31,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of period                         $   16.89 $  12.74 $  11.21  $   8.00 $  10.83   $  16.32  $  12.39 $  10.97  $   7.89 $  10.64
                                  ----------------------------------------------   ----------------------------------------------
Investment income--net***               .11      .07      .04       .05      .04        .04     (.03)    (.06)     (.02)    (.03)
Realized and unrealized gain
(loss)--net                           .69++   4.27++   1.50++      3.16   (2.73)      .66++    4.12++   1.48++      3.10   (2.70)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations        .80     4.34     1.54      3.21   (2.69)        .70      4.09     1.42      3.08   (2.73)
                                  ----------------------------------------------   ----------------------------------------------
Less dividends and distributions:
   Investment income--net                --    (.03)    (.01)        --    (.14)         --        --       --        --    (.02)
   Realized gain--net                    --    (.16)       --        --       --         --     (.16)       --        --       --
                                  ----------------------------------------------   ----------------------------------------------
Total dividends and distributions        --    (.19)    (.01)        --    (.14)         --     (.16)       --        --    (.02)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of period    $   17.69 $  16.89 $  12.74  $  11.21 $   8.00   $  17.02  $  16.32 $  12.39  $  10.97 $   7.89
                                  ==============================================   ==============================================

Total Investment Return**

Based on net asset value
per share                          4.74%+++ 34.05%+++++13.80%    40.13% (25.11%)   4.29%+++ 33.02%+++++ 12.94%    39.04% (25.72%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses                             1.26%*    1.62%    1.50%     1.47%    1.31%     2.03%*     2.37%    2.28%     2.25%    2.09%
                                  ==============================================   ==============================================
Investment income (loss)--net        1.27%*     .54%     .31%      .58%     .47%      .43%*    (.24%)   (.58%)    (.19%)   (.31%)
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of period
(in thousands)                    $ 452,152 $416,667 $324,125  $185,110 $160,977   $109,971  $150,194 $206,842  $426,237 $415,901
                                  ==============================================   ==============================================
Portfolio turnover                   60.04%   87.71%   82.62%    42.93%   53.29%     60.04%    87.71%   82.62%    42.93%   53.29%
                                  ==============================================   ==============================================

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

    +++ Aggregate total investment return.

  +++++ In 2005, approximately 12.8% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

        See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006


Financial Highlights (continued)
                                                       Class C                                          Class I

                                     For the                                          For the
The following per share data        Six Months                                       Six Months
and ratios have been derived          Ended                                            Ended
from information provided in         June 30,  For the Year Ended December 31,        June 30,  For the Year Ended December 31,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of period                         $   16.29 $  12.36 $  10.95 $    7.88 $  10.64   $  17.00  $  12.81 $  11.27  $   8.03 $  10.87
                                  ----------------------------------------------   ----------------------------------------------
Investment income--net***               .04    (.03)    (.06)     (.02)    (.03)        .14       .11      .06       .08      .07
Realized and unrealized gain
(loss)--net                           .66++   4.12++   1.47++      3.09   (2.70)      .68++    4.30++   1.52++      3.16   (2.73)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations        .70     4.09     1.41      3.07   (2.73)        .82      4.41     1.58      3.24   (2.66)
                                  ----------------------------------------------   ----------------------------------------------

Less dividends and distributions:
   Investment income--net                --       --       --        --    (.03)         --     (.06)    (.04)        --    (.18)
   Realized gain--net                    --    (.16)       --        --       --         --     (.16)       --        --       --
                                  ----------------------------------------------   ----------------------------------------------
Total dividends and distributions        --    (.16)       --        --    (.03)         --     (.22)    (.04)        --    (.18)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of period    $   16.99 $  16.29 $  12.36  $  10.95 $   7.88   $  17.82  $  17.00 $  12.81  $  11.27 $   8.03
                                  ==============================================   ==============================================

Total Investment Return**

Based on net asset value
per share                          4.30%+++33.10%+++++ 12.88%    38.96% (25.73%)   4.82%+++34.45%+++++  14.08%    40.35% (24.87%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses                             2.03%*    2.39%    2.28%     2.25%    2.09%     1.01%*     1.37%    1.25%     1.22%    1.05%
                                  ==============================================   ==============================================
Investment income--net                .49%*   (.24%)   (.54%)    (.20%)   (.30%)     1.53%*      .80%     .50%      .83%     .75%
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of period
(in thousands)                    $ 107,556 $102,973 $ 91,020  $ 98,439 $ 91,552   $117,762  $ 97,557 $ 62,347  $ 54,911 $ 44,763
                                  ==============================================   ==============================================
Portfolio turnover                   60.04%   87.71%   82.62%    42.93%   53.29%     60.04%    87.71%   82.62%    42.93%   53.29%
                                  ==============================================   ==============================================

      * Annualized.

     ** Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
        Class I Shares are no longer subject to any front-end sales charge.

    *** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

    +++ Aggregate total investment return.

  +++++ In 2005, approximately 12.8% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

        See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006


Financial Highlights (concluded)
                                                                                                Class R

                                                                                                                   For the Period
                                                                     For the Six                                     January 3,
                                                                     Months Ended          For the Year Ended        2003++ to
The following per share data and ratios have been derived              June 30,               December 31,          December 31,
from information provided in the financial statements.                   2006            2005             2004          2003
Per Share Operating Performance

       Net asset value, beginning of period                          $     16.75     $        12.66    $     11.15    $      8.16
                                                                     -----------     --------------    -----------    -----------
       Investment income--net***                                             .11                .02            .02            .13
       Realized and unrealized gain--net                                .66+++++          4.25+++++      1.53+++++           2.86
                                                                     -----------     --------------    -----------    -----------
       Total from investment operations                                      .77               4.27           1.55           2.99
                                                                     -----------     --------------    -----------    -----------
       Less dividends and distributions:
          Investment income--net                                              --              (.02)          (.04)             --
          Realized gain--net                                                  --              (.16)             --             --
                                                                     -----------     --------------    -----------    -----------
       Total dividends and distributions                                      --              (.18)          (.04)             --
                                                                     -----------     --------------    -----------    -----------
       Net asset value, end of period                                $     17.52     $        16.75    $     12.66    $     11.15
                                                                     ===========     ==============    ===========    ===========

Total Investment Return**

       Based on net asset value per share                               4.60%+++     33.75%++++++++         13.96%      36.64%+++
                                                                     ===========     ==============    ===========    ===========

Ratios to Average Net Assets

       Expenses                                                           1.50%*              1.98%          1.68%         1.72%*
                                                                     ===========     ==============    ===========    ===========
       Investment income--net                                             1.17%*               .17%           .23%          .33%*
                                                                     ===========     ==============    ===========    ===========

Supplemental Data

       Net assets, end of period (in thousands)                      $     2,307     $          493    $       137         --++++
                                                                     ===========     ==============    ===========    ===========
       Portfolio turnover                                                 60.04%             87.71%         82.62%         42.93%
                                                                     ===========     ==============    ===========    ===========


         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ Amount is less than $1,000.

       +++ Aggregate total investment return.

     +++++ Includes a redemption fee, which is less than $.01 per share.

  ++++++++ In 2005, approximately 12.8% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may vary from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge.
Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Bank overdraft--The Fund recorded a bank overdraft which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Notes to Financial Statements (continued)


For the six months ended June 30, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:


                                                FAMD             MLPF&S

Class A                                       $4,890            $63,023


For the six months ended June 30, 2006, MLPF&S received contingent deferred sales charges of $20,028 and $2,125 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of June 30, 2006, the Fund lent securities with a value of $4,521,876 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the the six months ended June 30, 2006, MLIM, LLC received $41,631 in securities lending agent fees.

In addition, MLPF&S received $227,662 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2006.

For the six months ended June 30, 2006, the Fund reimbursed MLIM $8,226 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $466,478,461 and $500,031,827, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $13,471,106 and $106,449,433 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the
Six Months Ended                                                 Dollar
June 30, 2006                                 Shares             Amount

Shares sold                                1,038,360    $    18,615,778
Automatic conversion of shares             2,037,780         36,453,114
                                     ---------------    ---------------
Total issued                               3,076,140         55,068,892
Shares redeemed                          (2,176,789)       (38,811,505)
                                     ---------------    ---------------
Net increase                                 899,351    $    16,257,387
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                  971,348    $    13,959,422
Automatic conversion of shares             4,553,307         61,751,557
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             226,159          3,808,514
                                     ---------------    ---------------
Total issued                               5,750,814         79,519,493
Shares redeemed                          (6,534,508)       (88,603,467)
                                     ---------------    ---------------
Net decrease                               (783,694)    $   (9,083,974)
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
June 30, 2006                                 Shares             Amount

Shares sold                                  460,735    $     7,915,022
                                     ---------------    ---------------
Automatic conversion of shares           (2,113,510)       (36,453,114)
Shares redeemed                          (1,089,160)       (18,758,476)
                                     ---------------    ---------------
Total redeemed                           (3,202,670)       (55,211,590)
                                     ---------------    ---------------
Net decrease                             (2,741,935)    $  (47,296,568)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                  738,546    $    10,081,870
Shares issued to shareholders in
   reinvestmentof distributions               77,854          1,266,691
                                     ---------------    ---------------
Total issued                                 816,400         11,348,561
                                     ---------------    ---------------
Automatic conversion of shares           (4,697,928)       (61,751,557)
Shares redeemed                          (3,616,828)       (47,412,670)
                                     ---------------    ---------------
Total redeemed                           (8,314,756)      (109,164,227)
                                     ---------------    ---------------
Net decrease                             (7,498,356)    $  (97,815,666)
                                     ===============    ===============



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Notes to Financial Statements (concluded)


Class C Shares for the
Six Months Ended                                                 Dollar
June 30, 2006                                 Shares             Amount

Shares sold                                  530,870    $     9,119,229
Shares redeemed                            (521,629)        (8,962,314)
                                     ---------------    ---------------
Net increase                                   9,241    $       156,915
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                  341,390    $     4,785,252
Shares issued to shareholders in
   reinvestment of distributions              53,045            861,464
                                     ---------------    ---------------
Total issued                                 394,435          5,646,716
Shares redeemed                          (1,436,410)       (18,968,700)
                                     ---------------    ---------------
Net decrease                             (1,041,975)    $  (13,321,984)
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
June 30, 2006                                 Shares             Amount

Shares sold                                2,120,922    $    38,036,244
Shares redeemed                          (1,251,414)       (22,407,779)
                                     ---------------    ---------------
Net increase                                 869,508    $    15,628,465
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                2,301,156    $    32,954,793
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              68,082          1,153,312
                                     ---------------    ---------------
Total issued                               2,369,238         34,108,105
Shares redeemed                          (1,497,425)       (20,589,964)
                                     ---------------    ---------------
Net increase                                 871,813    $    13,518,141
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
June 30, 2006                                 Shares             Amount

Shares sold                                  115,785    $     2,023,384
Shares redeemed                             (13,513)          (240,689)
                                     ---------------    ---------------
Net increase                                 102,272    $     1,782,695
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                   32,447    $       454,977
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 335              5,587
                                     ---------------    ---------------
Total issued                                  32,782            460,564
Shares redeemed                             (14,168)          (206,514)
                                     ---------------    ---------------
Net increase                                  18,614    $       254,050
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.


6. Commitments:
At June 30, 2006, the Fund entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $1,217,000 and $1,434,000, respectively.


7. Subsequent Event:
The Fund paid an ordinary income dividend in the amount of $.057795 per Class A Share, $.057799 per Class B Share, $.057783 per Class C Share, $.057799 per Class I Share and $.057799 per Class R Share. The Fund also paid a long-term capital gain distribution in the amount of $.236703 per share for each of the classes. These amounts were paid on July 19, 2006 to shareholders of record on July 13, 2006.




MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director, whose only association with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other retail funds under similar investment mandates. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in May 2006, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. According to Lipper's ranking of all global multi-cap value funds, for the periods ended February 28, 2006, the Fund's performance after fees and expenses ranked in the first quintile for each of the one- and three-year periods and in the third quintile for the five-year period. The Board also considered the Fund's performance based on annualized total return and noted that the Fund's total return was in the first quintile for the one-year period ended February 28, 2006, in the fourth quintile for each of the one-year periods ended February 28, 2005, 2003 and 2002 and in the second quintile for the one-year period ended February 28, 2004. The Board noted that the Fund consistently outperformed its benchmark MSCI World Index for the one-, three- and five-year periods. The Board also noted that the Fund's performance for the one-, three- and five-year periods (and especially for the one-year period) was significantly affected by a cash payment in the amount of approximately $67,900,000 made to the Fund in October 2005 in settlement of litigation filed by the Fund relating to events that occurred prior to 2005. Considering all these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviewed the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio management team and noted that Mr. Walid Kassem (the Fund's senior portfolio manager), Mr. Lawrence Berman and Ms. Jacqueline Bell each have more than ten years' experience in portfolio management. The Board considered that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that experience.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board noted that the Investment Adviser had advised the Board that it had no other comparable accounts with similar investment mandates. The Board noted that the Fund's actual and contractual management fees were below the medians of actual and contractual management fees charged by comparable funds as classified by Lipper but that the Fund's total expenses were somewhat above the median for total expenses of comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio are acceptable compared to those of other comparable funds.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Disclosure of Investment Advisory Agreement (concluded)


Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/ FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board noted that they would continue to seek information relating to economies of scale. The Board determined that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 12, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that in May 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year;
(c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006



Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operate with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Value Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Value Fund, Inc.


Date: August 23, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Value Fund, Inc.


Date: August 23, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Value Fund, Inc.


Date: August 23, 2006